Exhibit 99.1

  ADTRAN, Inc. Reports Fourth Quarter 2006 Results and Declares Quarterly Cash
                                    Dividend


     HUNTSVILLE, Ala.--(BUSINESS WIRE)--Jan. 22, 2007--ADTRAN, Inc. (NASDAQ:ADTN) reported results for the fourth quarter of 2006. Sales were $109,869,000 for the quarter compared to $140,595,000 for the fourth quarter of 2005. For the fourth quarter 2006, GAAP net income was $17,036,000 and GAAP earnings per share, assuming dilution, were $0.24. Non-GAAP net income was $18,992,000 for the quarter and non-GAAP earnings per share, assuming dilution, were $0.26 for the quarter. For the fourth quarter 2005, GAAP net income was $32,196,000 and GAAP earnings per share, assuming dilution, were $0.41. Non-GAAP net income and non-GAAP earnings per share for the fourth quarter of 2006 exclude the effect of stock compensation expense resulting from the application of Statement of Financial Accounting Standards No. 123R, Share-Based Payment ("SFAS 123R"). SFAS 123R was adopted on a modified prospective basis effective January 1, 2006. See the table below for reconciliation between non-GAAP and GAAP net income and earnings per share.

    ADTRAN Chief Executive Officer Tom Stanton stated, "The fourth quarter proved challenging for many of us in the telecom equipment sector. However, solid execution by our employees allowed us to deliver healthy profitability while continuing to strengthen our market positions in strategic areas. Product introductions and new business wins which occurred in 2006 should provide a solid base for long term growth."

    The Company also announced that its Board of Directors declared a cash dividend for the fourth quarter of 2006. The quarterly cash dividend is $0.09 per common share to be paid to holders of record at the close of business on February 8, 2007. The ex-dividend date is February 6, 2007 and the payment date is February 22, 2007.

    The Company also confirmed that its fourth quarter conference call will be held Tuesday, January 23, 2007 at 9:30 a.m. Central Time. This conference call will be web cast live through StreetEvents.com. To listen, simply visit the Investor Relations site at http://www.adtran.com or http://streetevents.com approximately 10 minutes prior to the start of the call and click on the conference call link provided.

    An online replay of the conference call will be available for seven days at http://streetevents.com. In addition, an online replay of the conference call, as well as the text of the Company's earnings release, will be available on the Investor Relations site at http://www.adtran.com for at least 12 months following the call.

    ADTRAN, Inc. is one of the world's most successful network access equipment suppliers, with an 18-year history of profitability and a portfolio of more than 1,400 solutions for use in the last mile of today's telecommunications networks. Widely deployed by carriers and enterprises alike, ADTRAN solutions enable voice, data, video, and Internet communications across copper, fiber, and wireless network infrastructures. ADTRAN solutions are currently in use by every major U.S. service provider and many global ones, as well as by thousands of public, private and governmental organizations worldwide.

    For more information, contact the company at 800 9ADTRAN (800
923-8726) or via email at info@adtran.com. On the Web, visit www.adtran.com.

    This press release contains forward-looking statements which reflect management's best judgment based on factors currently known. However, these statements involve risks and uncertainties, including the successful development and market acceptance of new products, the degree of competition in the market for such products, the product and channel mix, component costs, manufacturing efficiencies, and other risks detailed in our annual report on Form 10-K for the year ended December 31, 2005. These risks and uncertainties could cause actual results to differ materially from those in the forward-looking statements included in this press release.

    This release includes non-GAAP net income, non-GAAP earnings per share data, and other non-GAAP line items from the Non-GAAP Information table in this release, including costs of sales, gross profit, selling, general and administrative expenses, research and development expenses, profit from operations, income before provision for income taxes and provision for income taxes. These measures exclude the effect of stock compensation expense for employee stock options associated with the application of SFAS 123R, which ADTRAN adopted effective January 1, 2006. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. ADTRAN believes that the presentation of the non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. ADTRAN further believes that where adjustments used in calculating non-GAAP net income and non-GAAP earnings per share are based on specific, identified charges that impact different line items in the statements of income, it is useful to investors to know how these specific line items are affected by these adjustments. In particular, as ADTRAN applies SFAS 123R, it believes that it is useful to investors to understand how the expenses associated with the application of SFAS 123R are reflected in its results of operations. The presentation of these non-GAAP measures permits both investors and management to more readily compare past results, which do not include the impact of SFAS 123R, with future results, and to better understand ADTRAN's performance over the periods presented.



                       Condensed Balance Sheet
                          December 31, 2006
                              Unaudited
                            (In thousands)

                                                          December 31,
                                                             2006
                                                          ------------
Assets

Cash & cash equivalents                                    $   40,147
Short-term investments                                         99,700
Accounts receivable (net)                                      60,014
Other receivables                                               7,481
Income tax receivables                                          1,114
Inventory (net)                                                52,994
Prepaid expenses and other current assets                      10,505
                                                          ------------

Total current assets                                          271,955

Equipment (net)                                                18,101
Land                                                            4,263
Bldg. & land improvements (net)                                57,830
Other assets                                                      534
Long-term investments                                         189,765
                                                          ------------

Total long-term assets                                        270,493

                                                          ------------
Total assets                                               $  542,448
                                                          ============


Liabilities and stockholders' equity

Accounts payable                                           $   30,568
Accrued wages and benefits                                      9,543
Accrued liabilities                                            12,091
                                                          ------------

Total current liabilities                                      52,202

Deferred tax liabilities                                          694
Other non-current liabilities                                   4,667
Long term-debt                                                 48,812
                                                          ------------

Total long-term liabilities                                    54,173

Total liabilities                                             106,375

Stockholders' equity                                          436,073
                                                          ------------

                                                          ------------
Total liabilities and stockholders' equity                 $  542,448
                                                          ============




                    Condensed Statements of Income
             For the three and twelve month periods ended
                      December 31, 2006 and 2005
                (In thousands, except per share data)
                              Unaudited

                      Three Months Ended        Twelve Months Ended
                  December 31,  December 31, December 31, December 31,
                      2006          2005         2006         2005
                  ------------- ------------ ------------ ------------

Sales                 $109,869     $140,595     $473,463     $513,215

Cost of Sales           45,823       56,363      193,843      209,895
                  ------------- ------------ ------------ ------------

Gross Profit            64,046       84,232      279,620      303,320

Selling, general
 and
 administrative
 expenses               26,161       24,154      103,383       96,411
Research and
 development
 expenses               17,113       14,857       70,694       62,654
                  ------------- ------------ ------------ ------------

Profit from
 operations             20,772       45,221      105,543      144,255

Interest expense          (632)        (634)      (2,532)      (2,535)
Other income, net        3,693        2,704       15,825       11,654
                  ------------- ------------ ------------ ------------

Income before
 provision for
 income taxes           23,833       47,291      118,836      153,374

Provision for
 income taxes           (6,797)     (15,095)     (40,523)     (52,224)

                  ------------- ------------ ------------ ------------
Net income (1)         $17,036      $32,196      $78,313     $101,150
                  ============= ============ ============ ============


Weighted average
 shares
     Basic              70,228       76,295       73,451       75,775
     Diluted (2)        71,788       78,840       75,197       77,966

Earnings per
 common share
     Basic               $0.24        $0.42        $1.07        $1.33
     Diluted (2)         $0.24        $0.41        $1.04        $1.30


(1) Net income for the three and twelve months ended December 31, 2006 included stock-based compensation expense recognized related to stock options of $2.0 million and $7.3 million, respectively, net of tax, under SFAS 123R. Stock-based compensation expense of $0.3 million, net of tax was recorded under SFAS 123 in the twelve month period ended December 31, 2005 relating to the accelerated vesting of stock options for retiring personnel.

(2) Assumes exercise of dilutive stock options calculated under the treasury stock method.




                     Non-GAAP Information (1) (2)
             For the three and twelve month periods ended
                      December 31, 2006 and 2005
                (In thousands, except per share data)
                              Unaudited

                    Non-GAAP
                    (excludes
                   effects of   Effects of
                    SFAS 123R)    SFAS 123R      GAAP         GAAP
                      Three        Three        Three        Three
                      Months       Months       Months       Months
                      Ended        Ended        Ended        Ended
                  December 31,  December 31, December 31, December 31,
                      2006          2006         2006         2005
                  ------------- ------------ ------------ ------------

Sales                 $109,869           $0     $109,869     $140,595

Cost of Sales (a)       45,683          140       45,823       56,363
                  ------------- ------------ ------------ ------------

Gross Profit (a)        64,186          140       64,046       84,232

Selling, general
 and
 administrative
 expenses (a)           25,025        1,136       26,161       24,154
Research and
 development
 expenses (a)           16,207          906       17,113       14,857
                  ------------- ------------ ------------ ------------

Profit from
 operations (a)         22,954        2,182       20,772       45,221

Interest expense          (632)           0         (632)        (634)
Other income, net        3,693            0        3,693        2,704
                  ------------- ------------ ------------ ------------

Income before
 provision for
 income taxes (a)       26,015        2,182       23,833       47,291

Provision for
 income taxes (b)       (7,023)        (226)      (6,797)     (15,095)

                  ------------- ------------ ------------ ------------
Net income (a)(b)      $18,992       $1,956      $17,036      $32,196
                  ============= ============ ============ ============

Weighted average
 shares
     Basic              70,228       70,228       70,228       76,295
     Diluted (3)        71,802       71,788       71,788       78,840

Earnings per
 common share
     Basic               $0.27       ($0.03)       $0.24        $0.42
     Diluted (3)         $0.26       ($0.02)       $0.24        $0.41


                    Non-GAAP
                    (excludes
                   effects of   Effects of
                    SFAS 123R)    SFAS 123R      GAAP         GAAP
                     Twelve       Twelve       Twelve        Twelve
                     Months        Months       Months       Months
                      Ended         Ended        Ended        Ended
                  December 31,  December 31, December 31, December 31,
                       2006         2006         2006         2005
                  ------------- ------------ ------------ ------------

Sales                 $473,463           $0     $473,463     $513,215

Cost of Sales (a)      193,443          400      193,843      209,895
                  ------------- ------------ ------------ ------------

Gross Profit (a)       280,020          400      279,620      303,320

Selling, general
 and
 administrative
 expenses (a)           99,295        4,088      103,383       96,411
Research and
 development
 expenses (a)           66,906        3,788       70,694       62,654
                  ------------- ------------ ------------ ------------

Profit from
 operations (a)        113,819        8,276      105,543      144,255

Interest expense        (2,532)           0       (2,532)      (2,535)
Other income, net       15,825            0       15,825       11,654
                  ------------- ------------ ------------ ------------

Income before
 provision for
 income taxes (a)      127,112        8,276      118,836      153,374

Provision for
 income taxes (b)      (41,523)      (1,000)     (40,523)     (52,224)

                  ------------- ------------ ------------ ------------
Net income (a)(b)      $85,589       $7,276      $78,313     $101,150
                  ============= ============ ============ ============

Weighted average
 shares
     Basic              73,451       73,451       73,451       75,775
     Diluted (3)        75,276       75,197       75,197       77,966

Earnings per
 common share
     Basic               $1.17       ($0.10)       $1.07        $1.33
     Diluted (3)         $1.14       ($0.10)       $1.04        $1.30

(1) A reconciliation between net income on a GAAP basis and non-GAAP net income including items (a) through (b) is provided in the table below.

(2) Stock-based compensation expense of $0.3 million, net of tax was recorded under SFAS 123 in the twelve month period ended December 31, 2005 relating to the accelerated vesting of stock options for retiring personnel.

(3) Assumes exercise of dilutive stock options calculated under the treasury stock method.




RECONCILIATION OF GAAP TO NON-GAAP NET INCOME AND EARNINGS PER SHARE (In thousands)

                      Three Months Ended        Twelve Months Ended
                   December 31, December 31, December 31, December 31,
                       2006         2005         2006         2005

GAAP Net Income        $17,036      $32,196      $78,313     $101,150

(a) Stock-based
 compensation
 expense related
 to stock options
 (1)                     2,182            0        8,276            0

(b) Income tax
 effect of stock-
 based
 compensation
 expense                  (226)           0       (1,000)           0

                   ------------ ------------ ------------ ------------
Non-GAAP Net
 Income                $18,992      $32,196      $85,589     $101,150
                   ============ ============ ============ ============


GAAP Earnings per
 common share -
 diluted                 $0.24        $0.41        $1.04        $1.30
  Per share effect
   of stock-based
   compensation
   expense               $0.02          N/A        $0.10          N/A
                   ------------ ------------ ------------ ------------
Non-GAAP Earnings
 per common share
 - diluted               $0.26        $0.41        $1.14        $1.30
                   ============ ============ ============ ============


(1) For the three months ended December 31, 2006, stock-based compensation expense was allocated as follows: $140 to cost of sales expense, $1,136 to selling, general and administrative expense, and $906 to research and development expense.
For the twelve months ended December 31, 2006, stock-based compensation expense was allocated as follows: $400 to cost of sales expense, $4,088 to selling, general and administrative expense, and $3,788 to research and development expense.




COMPARISON OF NET INCOME INCLUDING THE EFFECT OF STOCK-BASED
 COMPENSATION EXPENSE RELATED TO EMPLOYEE STOCK OPTIONS UNDER SFAS 123R and SFAS 123 (1)
(In thousands)


                      Three Months Ended        Twelve Months Ended
                   December 31, December 31, December 31, December 31,
                       2006         2005         2006         2005

Net Income as
 reported              $17,036      $32,196      $78,313     $101,150

Plus: total stock-
 based
 compensation
 included in the
 determination of
 reported net
 income, net of
 tax                     1,956           12        7,276          278
Less: total stock-
 based
 compensation
 expense
 determined under
 fair value based
 method for all
 awards, net of
 tax                    (1,956)      (2,932)      (7,276)      (8,627)

                   ------------ ------------ ------------ ------------
Non-GAAP net
 income for
 calculation of
 diluted earnings
 per share             $17,036      $29,276      $78,313      $92,801
                   ============ ============ ============ ============

Earnings per share
  Diluted - as
   reported              $0.24        $0.41        $1.04        $1.30
  Diluted - non-
   GAAP                    n/a        $0.37          n/a        $1.19


(1)Stock-based compensation expense prior to January 1, 2006 is based on the pro forma application of SFAS 123. Net income and net income per share prior to January 1, 2006 includes stock-based compensation recorded under SFAS 123 of $0.3 million, net of tax relating to the accelerated vesting of stock options for retiring personnel.

    CONTACT: ADTRAN, Inc., Huntsville
             Jim Matthews, 256-963-8775
             Senior Vice President/CFO
             or
             Investor Services/Assistance:
             Gayle Ellis, 256-963-8220